                            ------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                            ------------------------

      Date of Report (Date of earliest event reported): September 28, 2006

                                VOYAGER ONE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

           0-32737                                       88-049002272
------------------------------                 ---------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)

                   16 East Hinsdale Avenue, Hinsdale, IL 60521
     -----------------------------------------------------------------------
               Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (630) 325-7130

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES
---------  ---------------------------------------

On July 12, 2006, Voyager One, Inc. issued 300,000 shares of restricted common stock to an unaffiliated investor's communications and public relations firm at $0.025 per share totaling $7,500 as a non-refundable retainer fee based on the closing bid price on the date of execution of the engagement agreement.

On July 18, 2006, Voyager One, Inc. issued 483,871 shares of restricted common stock to an unaffiliated third party at $0.031 per share totaling $15,000 pursuant to a securities purchase agreement based on the closing bid price on the date of purchase.

On August 25, 2006, Voyager One, Inc. issued 90,000 shares of restricted common stock to an unaffiliated investor's communications and public relations firm at $0.09 per share totaling $8,100 as compensation based on the closing bid price on the date of execution of the engagement agreement.

On August 28, 2006, Voyager One, Inc. issued 100,000 shares of restricted common stock to an unaffiliated third party as a commitment fee for a 6% note payable in the principal amount of $50,000 with a maturity date of February 26, 2007 at $0.09 per share totaling $9,000 based on the closing bid price as of August 25, 2006.

On September 14, 2006, Voyager One, Inc. issued 100,000 shares of restricted common stock to an unaffiliated third party as a commitment fee for a 6% note payable in the principal amount of $50,000 with a maturity date of March 14, 2007 at $0.11 per share totaling $11,000 based on the closing bid price on the date of issuance.

On September 22, 2006, Voyager One, Inc. issued 705,000 shares of restricted common stock to unaffiliated third parties at $0.11 per share totaling $77,550 based on the closing bid price on the date of issuance.

On September 28, 2006, Voyager One, Inc. issued a total of 4,500,000 shares of restricted common stock as compensation to an unaffiliated investors' communications and public relations firm that designated certain unaffiliated third parties to receive the shares. 1,736,111 of these shares were issued at $0.072 per share based on the closing bid price of $0.11 per share on the date of execution of the engagement agreement for a total purchase price of $125,000. The remaining 2,763,889 shares are valued at $304,028 based on the closing bid price of $0.11.

The above shares were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act, as amended.

As of September 30, 2006, there are 48,838,426 shares of common stock issued and outstanding and 1,000,000 shares of preferred stock issued and outstanding.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 4, 2006             VOYAGER ONE, INC.

                                   By: /s/ John Lichter
                                   -----------------------
                                   Chief Executive Officer